UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2019

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Special Performance-Based Equity Awards for Certain Named Executive Officers

On March 13, 2019, the Compensation Committee of the Board of Directors of Intel Corporation (“Intel”) approved the grant of special performance-based equity awards (“NEO Performance Awards”) to Venkata (“Murthy”) Renduchintala, Executive Vice President, Group President, Technology, Systems Architecture and Client Group, and Chief Engineering Officer, and Navin Shenoy, Executive Vice President, General Manager, Data Center Group. The NEO Performance Awards are designed to both align the incentive opportunities of our key leaders and our Chief Executive Officer, Robert H. Swan, to further promote stockholders’ long-term interests, and to retain the executives during this period of transformation.

Messrs. Renduchintala and Shenoy each received a grant of performance-based restricted stock units (“PSUs”) for a target amount of 150,000 Intel shares and performance-based stock options to purchase 600,000 Intel shares (“Performance Options”). The terms of the NEO Performance Awards are substantially similar to the terms of certain performance-based equity awards granted to Mr. Swan on February 1, 2019, in connection with his appointment as Chief Executive Officer of Intel in January 2019, as described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 31, 2019.

The PSUs will be earned based on the appreciation of Intel’s closing stock price over the five-year period following February 1, 2019, the same performance period as the PSUs granted to Mr. Swan that vest based on the appreciation of Intel’s closing stock price. The maximum number of Intel shares that may be earned under such PSUs is 300,000 shares for each of Messrs. Renduchintala and Shenoy.

The Performance Options will vest over a substantially similar four-year period as Mr. Swan’s performance-based stock option. The Performance Options will become exercisable under the same conditions as the option granted to Mr. Swan: they will become exercisable only if, during the five-year period following February 1, 2019, Intel’s closing stock price trades at 30% or more above the closing stock price on February 1, 2019 for 30 consecutive trading days. If this performance vesting term is not achieved by the end of the five-year performance period, the Performance Options will expire and be cancelled. The exercise price of the Performance Options is the market value of Intel stock on the grant date.

The foregoing equity grants are subject to the terms and conditions of Intel’s 2006 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: March 15, 2019	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary